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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   August 13, 1996
                                                         -----------------


                           NATIONAL MEDIA CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                    I-6715                  13-2658741
- -------------------------    ------------------------   --------------------
(State or other juris-       (Commission File Number)   (IRS Employer Identi-
 diction of incorporation)                               fication No.)


1700 Walnut Street, Philadelphia, PA                                 19103
- ------------------------------------                               ----------
(Address of principle executive offices)                           (Zip Code)


Registrant's telephone number, including area code    215-772-5000
                                                     --------------

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      ------------------------------------


                         Exhibit Index appears on Page 4


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Item 5:  Other Events.

         On August 13, 1996, Registrant announced that it had completed the acquisition (the "Acquisition") of Nancy Langston & Associates, Inc., a nationally-known media buying agency located in Phoenix, Arizona. A copy of the press release announcing the Acquisition is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99       Press release dated August 13, 1996.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  NATIONAL MEDIA CORPORATION
                                  (Registrant)


Date:   August 26, 1996           By:      /s/ James M. Gallagher
      ------------------                 ------------------------
                                  Name:    James M. Gallagher
                                  Title:   Vice President and Chief Financial
                                           Officer

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                                  EXHIBIT INDEX


Exhibit No.

     99         Press release dated August 13, 1996.

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